SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

August 13, 2012 (August 10, 2012)

DYNEGY HOLDINGS, LLC

(Exact name of registrant as specified in its charter)

Delaware	000-29311	94-3248415
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Travis Street, Suite 1400, Houston, Texas (Address of principal executive offices)	77002 (Zip code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01                                  OTHER EVENTS.

As previously disclosed, on November 7, 2011, Dynegy Holdings, LLC (“DH”) and four of its wholly-owned subsidiaries, Dynegy Northeast Generation, Inc., Hudson Power, L.L.C. Dynegy Danskammer, L.L.C. and Dynegy Roseton, L.L.C. (collectively, the “DH Debtor Entities”), filed voluntary petitions for relief (the “DH Chapter 11 Cases”) under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York, Poughkeepsie Division (the “Bankruptcy Court”), which are being jointly administered under case no. 11-38111.  As also previously disclosed, on June 18, 2012, DH filed a Modified Third Amended Chapter 11 Plan of Reorganization (the “Plan”) for DH proposed by DH and Dynegy Inc. (“Dynegy”, and, together with DH, the “Plan Proponents”) and a related disclosure statement (the “Disclosure Statement”) with the Bankruptcy Court.  On July 3, 2012, the Bankruptcy Court entered an order approving the Disclosure Statement in the DH Chapter 11 Cases.  On July 3, 2012, the Bankruptcy Court entered an order approving the Disclosure Statement in the DH Chapter 11 Cases.  On July 6, 2012, Dynegy, DH’s direct parent, filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code in the Bankruptcy Court (the “Dynegy Chapter 11 Case”), which is being administered under case no. 12-36728.  Dynegy’s subsidiaries, other than the five DH Debtor Entities, did not file voluntary petitions for relief and are not debtors under the Dynegy Chapter 11 Case and, consequently, continue to operate their businesses in the ordinary course.  On July 10, 2012, the Bankruptcy Court approved the Disclosure Statement in the Dynegy Chapter 11 Case.  The orders approving the Disclosure Statement in the DH Chapter 11 Cases and the Dynegy Chapter 11 Case (together the “Chapter 11 Cases”) allowed the Plan Proponents to begin soliciting formal creditor votes on the Plan and authorized them to modify the Plan and the Disclosure Statement such that they constitute a plan of reorganization and disclosure statement for both DH and Dynegy, each as debtors thereunder, and modify the Plan solicitation materials such that they reflect the commencement of the Dynegy Chapter 11 Case (the “Plan Modifications”).

The Plan Proponents made the Plan Modifications (as amended, the “Joint Plan”) and Disclosure Statement (as amended, the “Joint Disclosure Statement”), and on July 12, 2012, the Plan Proponents filed the Joint Plan and Joint Disclosure Statement with the Bankruptcy Court in their respective Chapter 11 Cases.  The Joint Plan is subject to confirmation by the Bankruptcy Court.

On August 10, 2012, the DH Debtor Entities filed their monthly operating report for the period from June 1, 2012 through June 30, 2012 (the “Monthly Operating Report”) with the Bankruptcy Court. The Monthly Operating Report is attached as Exhibit 99.1 and is incorporated herein by reference. This current report (including the exhibit hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD.

Limitation on Incorporation by Reference

Pursuant to General Instruction B.2 of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the information contained in this Item 8.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Financial Operating Data

DH cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Debtors. The Monthly Operating Report is limited in scope, covers a limited time period, is limited to the Debtors’ operations and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The Monthly Operating Report was not audited or reviewed by independent accountants, was not prepared in accordance with Generally Accepted Accounting Principles in the United States, is in a format prescribed by applicable bankruptcy laws and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in DH’s securities, the Monthly Operating Report is complete. The Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required in DH’s reports pursuant to the Exchange Act, and such information might not be indicative of DH’s financial condition or operating results for the period that would be reflected in DH’s financial statements or in its reports pursuant to the Exchange Act (i.e. DH’s financial data is limited and is not presented on a consolidated basis). Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements reflecting assumptions, expectations, projections, intentions or beliefs about future events that are intended as “forward-looking statements,” particularly those statements concerning the monthly operating reports and chapter 11 proceedings. Discussion of risks and uncertainties that could cause actual results to differ materially from current projections, forecasts, estimates and expectations of Dynegy is contained in our filings with the Securities and Exchange Commission (the “SEC”).  Specifically, Dynegy makes reference to, and incorporates herein by reference, the section entitled “Risk Factors” in its most recent Form 10-K, as amended, and subsequent reports on Form 10-Q. In addition to the risks and uncertainties set forth in Dynegy’s SEC filings, the forward-looking statements included in the Current Report on Form 8-K could be affected by, among other things, (i) any unanticipated expense or delay resulting from the chapter 11 process, which is inherently unpredictable; (ii) beliefs and assumptions regarding our ability to continue as a going concern; (iii) ability to obtain approval of the Bankruptcy Court with respect to the debtors’ motions in the DH and Dynegy Chapter 11 Cases and to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the DH and Dynegy Chapter 11 Cases, including the Joint Plan and related Joint Disclosure Statement, and to consummate all the transactions contemplated by the Amended and Restated Settlement Agreement and Amended and Restated Plan Support Agreement; (iv) the anticipated effectiveness of the overall restructuring activities and any additional strategies to address our liquidity and our capital resources, including accessing the capital markets; (v) limitations on Dynegy’s ability to utilize previously incurred federal net operating losses or alternative minimum tax credits; (vi) the timing and anticipated benefits to be achieved through Dynegy’s company-wide cost savings programs, including its PRIDE initiative; (vii) beliefs and assumptions relating to liquidity, available borrowing capacity and capital resources generally, including the extent to which such liquidity could be affected by poor economic and financial market conditions or new regulations and any resulting impacts on financial institutions and other current and potential counterparties; (viii) expectations regarding environmental matters, including costs of compliance, availability and adequacy of emission credits, and the impact of ongoing proceedings and potential regulations or changes to current regulations, including those relating to climate change, air emissions, cooling water intake structures, coal combustion byproducts, and other laws and regulations to which Dynegy is, or could become, subject; (ix) beliefs, assumptions and projections regarding the demand for power, generation volumes and commodity pricing, including natural gas prices and the impact on such prices from shale gas proliferation and the timing of a recovery in natural gas prices, if any; (x) sufficiency of, access to and costs associated with coal, fuel oil and natural gas inventories and transportation thereof; (xi) beliefs and assumptions about market competition, generation capacity and regional supply and demand characteristics of the wholesale power generation market, including the anticipation of higher market pricing over the longer term; (xii) beliefs and assumptions regarding our ability to enhance or protect long-term value for Dynegy’s stockholders; (xiii) the effectiveness of Dynegy’s strategies to capture opportunities presented by changes in commodity prices and to manage its exposure to energy price volatility; (xiv) beliefs and assumptions about weather and general economic conditions; (xv) beliefs concerning the reconsolidation of Dynegy Holdings, LLC; (xvi) expectations regarding compliance with Dynegy’s new credit agreements, including collateral demands, interest expense and other payments; (xvii) projected operating or financial results, including anticipated cash flows from operations, revenues and profitability, Dynegy’s focus on safety and its ability to efficiently operate its assets so as to capture revenue generating opportunities and operating margins; (xviii) beliefs about the outcome of legal, regulatory, administrative and legislative matters; and (xix) expectations regarding performance standards and estimates regarding capital and maintenance expenditures, including the Consent Decree and its associated costs and performance standards. Any or all of Dynegy’s forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks, uncertainties and other factors, many of which are beyond our control.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits:

Exhibit No.	Document
99.1	Monthly Operating Report for the period from June 1, 2012 through June 30, 2012, filed with the United States Bankruptcy Court for the Southern District of New York

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY HOLDINGS, LLC

Date: August 13, 2012	By:	/s/ Catherine B. Callaway
	Name:	Catherine B. Callaway
	Title:	Executive Vice President, Chief Compliance Officer and General Counsel

EXHIBIT INDEX

Exhibit No.	Document
99.1	Monthly Operating Report for the period from June 1, 2012 through June 30, 2012, filed with the United States Bankruptcy Court for the Southern District of New York